PROVIDENT MUTUAL FUNDS, INC.
Provident Trust Strategy Fund

Supplement dated September 30, 2016
to the Statement of Additional Information ("SAI") dated January 31, 2016

Changes to the Board of Directors
Effective September 13, 2016, the Board of Directors (the "Board") of Provident Mutual Funds, Inc. (the "Company") accepted the resignation of Douglas C. Malmquist, who was a member of the Board and the Audit and Nominating Committees of the Company.
Effective September 13, 2016, the Board appointed Willard T. Walker as a member of the Board and to serve on the Audit and Nominating Committees of the Company.
Accordingly, the sections in the SAI entitled "Directors and Officers of the Fund" and "Distribution of Shares" are amended and restated in their entirety as shown below:
DIRECTORS AND OFFICERS OF THE FUND

Management Information

As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  Certain important information with respect to each of the current directors and officers of the Fund are as follows:

INTERESTED DIRECTOR
Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Thomas N. Tuttle, Jr.** Age: 51	Interested Director	Indefinite; since August 31, 2012	Vice President, Secretary and Director of Provident Trust Company since 2011; Chief Compliance Officer of Provident Trust Company (2011-2014).	1	None.
*	The address of each Director is c/o Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
**	Mr. Tuttle is an "interested person" of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Adviser.

INDEPENDENT DIRECTORS

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
John F. Hensler Age: 55	Independent Director and Chairman	Indefinite; since August 31, 2012	Executive Vice President and Chief Financial Officer of The Hawthorne Group (a private investment and management company) since 1987; Director, Vice President, and Chief Financial Officer of Railroad Development Corporation (a railway investment and management company) since 2003; President and Treasurer of PBWM Holdings, LLC (a registered investment adviser) since 2015.	1	Allin Corporation since 2009, (publicly traded company until September 2013).
Robert H. Manegold Age: 63	Independent Director	Indefinite; since August 31, 2012	Retired; Formerly, executive at Selzer-Ornst Construction Company, Inc. (2003-2004).	1	None
Willard T. Walker, Jr. Age: 54	Independent Director	Indefinite; since September 13, 2016	President & CEO of W.T. Walker Group, Inc. (a holding company with businesses engaged in the manufacture of steel forgings and provision of thermal treatment services) since 2001.	1	ARC Group Worldwide, Inc. (April 2013 to September 2013).
* The address of each Director is c/o Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

PRINCIPAL OFFICERS

Name, Address* and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Scott Harkness Age: 61	President	Since September 4, 2012, (elected by the Board annually).	Chief Executive Officer and Chairman of Provident Trust Company since 2000.
Michael A. Schelble Age: 50	Treasurer	Since September 4, 2012, (elected by the Board annually).	President, Chief Operating Officer and Director of Provident Trust Company since 2000.
James R. Daley Age: 38	Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since September 4, 2012, (elected by the Board annually).	Chief Compliance Officer of Provident Trust Company since 2014; Compliance Officer of Provident Trust Company (2012-2014); Compliance Officer of M&I Investment Management Corp. (2008-2012).
* The address of each Officer is c/o Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

Board Committees

The Board has two standing committees‑an audit committee and a nominating committee.  The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the independent registered public accounting firm used by the Fund and the Fund's financial records.  During the fiscal year ended September 30, 2015, the audit committee met five times.  The three independent directors – Mr. Hensler, Mr. Manegold and Mr. Walker – form the audit committee.  Mr. Hensler is the chairman of the audit committee.

The nominating committee is responsible for selecting and reviewing candidates for consideration as nominees to serve as directors of the Corporation. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the independent directors on the nominating committee select and nominate all candidates for independent director positions.  The nominating committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a director nominee may do so by submitting the appropriate information about the candidate to the Corporation's secretary.  During the fiscal year ended September 30, 2015, the nominating committee met one time.  The three independent directors – Mr. Hensler, Mr. Manegold and Mr. Walker – form the nominating committee.  Mr. Manegold is the chairman of the nominating committee.

Qualification of Directors

Among the attributes or skills common to all directors is the directors' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as directors. Each director's ability to perform his duties effectively has been attained through the director's business positions and through experience from service as a board member of other organizations. Each director's ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. In addition to the attributes described above, the professional background of each of the Fund's directors brings a meaningful mix of expertise to the Board as a whole. The Fund believes these experiences make the directors uniquely qualified to serve on the Board.

Thomas N. Tuttle, Jr.  Mr. Tuttle is experienced in the development and management of banking and financial products, enabling him to provide management input and investment guidance to the Board. Mr. Tuttle holds a J.D. degree, and has a great depth of expertise with legal, financial, regulatory and investment matters.

John F. Hensler.  Mr. Hensler has extensive experience as a chief financial officer, which has provided him with a thorough knowledge of financial statements. Mr. Hensler is a certified public accountant and a member of both the American and Pennsylvania Institutes of Certified Public Accountants. Mr. Hensler is also a chartered financial analyst (CFA®) and a member of the CFA Society Pittsburgh. From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Robert H. Manegold.  Mr. Manegold has experience as a senior executive of a privately-held company, providing him with broad leadership, organizational and executive level management skills. Mr. Manegold also has significant knowledge and experience in financial management, accounting processes, and corporate governance, derived in part, from his experience as a board member of various non-profit corporations.  From these experiences, he contributes substantial accounting and financial expertise and sophistication and experience with regulatory and investment matters.

Willard T. Walker, Jr.   Mr. Walker has experience as the president and chief executive officer of a privately held company, providing him with significant knowledge of financial statements and experience with a variety of financial oversight, corporate governance, management, regulatory and operational issues.  Mr. Walker holds a J.D. degree.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Corporation and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.  John F. Hensler, an independent director, is the Chairman of the Board of Directors.  The Board believes that its leadership structure is appropriate and effective in light of the size of the Corporation and the Fund, the nature of the Fund and industry practices.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee, and officers of the Fund and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund's principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Fund.  The audit committee meets regularly to discuss compliance matters and other risk management issues with the auditors of the Fund.  The independent directors who serve on the audit committee meet at least annually with the Fund's chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals.  As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

Board Compensation

Each director who is not an interested person of the Corporation receives a fee of $1,500 for each meeting of the Board of Directors attended.

The table below sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2015.

Compensation Table

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Non-Interested Directors
John F. Hensler	$6,000	$0	$0	$6,000
Douglas C. Malmquist*	$6,000	$0	$0	$6,000
Robert H. Manegold	$6,000	$0	$0	$6,000
Willard T. Walker*	$0	$0	$0	$0
Interested Director
Thomas N. Tuttle, Jr.	$0	$0	$0	$0

*Mr. Malmquist resigned from the Board effective September 13, 2016, and Mr. Willard was appointed to the Board on September 13, 2016.

Code of Ethics

The Fund and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act.  The joint code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The joint code of ethics requires access persons (other than independent directors of the Fund) to preclear most transactions and to report transactions and security holdings to the Fund's chief compliance officer. The Distributor has similarly adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.

Proxy Voting Policies

The Adviser will make proxy voting decisions on securities held in the Fund's portfolio in accordance with its proxy voting policies and procedures.  The Adviser's proxy voting policies and procedures are dynamic and subject to periodic review and change.  The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as its fiduciary duties under federal and state law to act in the best interests of the Fund.  Appendix B sets forth a description of the material terms of the Adviser's proxy voting policies and procedures.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (without charge) at the Fund's website at www.provfunds.com or the website of the Securities and Exchange Commission at www.sec.gov.

Ownership of Board Members in the Fund and Other Interests

The following table sets forth the dollar range of shares of the Fund beneficially owned by each of the current directors, as of December 31, 2015, using the following ranges: None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; and Over $100,000:

Name of Director	Dollar Range of Shares in the Fund

Interested Director
Thomas N. Tuttle, Jr.	Over $100,000
Non-Interested Directors
John F. Hensler	Over $100,000
Robert H. Manegold	$1-$10,000
Willard T. Walker	$0
None of the Independent Directors, or any members of their immediate family, own securities beneficially or of record in the Adviser, the Fund's principal underwriter, or any of their respective affiliates.  Accordingly, during the two most recently completed calendar years, neither the Independent Directors nor members of their immediate family have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Fund's principal underwriter or any of their respective affiliates.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan"), in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management.  The Plan provides that the Fund may incur certain costs, which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets.  However, the Fund presently intends not to utilize the Plan or pay any Rule 12b-1 plan fees during the fiscal year ending September 30, 2016.  Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.  Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  To the extent any activity financed by the Plan is one which the Fund may finance without a Rule 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund.  Messrs. Hensler, Manegold and Walker are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.  The Fund did not incur any distribution costs pursuant to the Plan during the fiscal year ended September 30, 2015.

Please keep this Supplement with your records.